                                                                    EXHIBIT 10.3


                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                         WARWICK COMMUNITY BANCORP, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                                       AND

                         WARWICK COMMUNITY BANCORP, INC.
















                           MADE AND ENTERED INTO AS OF
                              [           ], 1997

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1       BUSINESS DAY..........................................  1
         SECTION 1.2       CODE..................................................  1
         SECTION 1.3       DEFAULT...............................................  2
         SECTION 1.4       ERISA.................................................  2
         SECTION 1.5       EVENT OF DEFAULT......................................  2
         SECTION 1.6       FISCAL YEAR...........................................  2
         SECTION 1.7       INDEPENDENT COUNSEL...................................  2
         SECTION 1.8       LOAN..................................................  2
         SECTION 1.9       LOAN DOCUMENTS........................................  2
         SECTION 1.10      PLEDGE AGREEMENT......................................  2
         SECTION 1.11      PRINCIPAL AMOUNT......................................  2
         SECTION 1.12      PROMISSORY NOTE.......................................  2
         SECTION 1.13      REGISTER..............................................  2

                                   ARTICLE II

                           THE LOAN; PRINCIPAL AMOUNT;
                       INTEREST; SECURITY; INDEMNIFICATION

         SECTION 2.1       THE LOAN; PRINCIPAL AMOUNT............................  2
         SECTION 2.2       INTEREST..............................................  3
         SECTION 2.3       PROMISSORY NOTE.......................................  4
         SECTION 2.4       PAYMENT OF TRUST LOAN.................................  4
         SECTION 2.5       PREPAYMENT............................................  5
         SECTION 2.6       METHOD OF PAYMENTS....................................  5
         SECTION 2.7       USE OF PROCEEDS OF LOAN...............................  6
         SECTION 2.8       SECURITY..............................................  7
         SECTION 2.9       REGISTRATION OF THE PROMISSORY NOTE...................  7

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         SECTION 3.1       POWER, AUTHORITY, CONSENTS............................  7
         SECTION 3.2       DUE EXECUTION, VALIDITY, ENFORCEABILITY...............  7
         SECTION 3.3       PROPERTIES, PRIORITY OF LIENS.........................  7
         SECTION 3.4       NO DEFAULTS, COMPLIANCE WITH LAWS.....................  8
         SECTION 3.5       PURCHASES OF COMMON STOCK.............................  8

                                       (i)

                                                                                          Page
                                                                                          ----

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER

         SECTION 4.1       POWER, AUTHORITY, CONSENTS.....................................   8
         SECTION 4.2       DUE EXECUTION, VALIDITY, ENFORCEABILITY........................   9
         SECTION 4.3       ESOP; CONTRIBUTIONS............................................   9
         SECTION 4.4       TRUSTEE; COMMITTEE.............................................   9
         SECTION 4.5       COMPLIANCE WITH LAWS; ACTIONS..................................   9
         SECTION 4.6       EXEMPT LOAN RULES..............................................   9

                                    ARTICLE V

                                EVENTS OF DEFAULT

         SECTION 5.1       EVENTS OF DEFAULT UNDER LOAN AGREEMENT........................   10
         SECTION 5.2       LENDER'S RIGHTS UPON EVENT OF DEFAULT.........................   10

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SECTION 6.1       PAYMENTS DUE TO THE LENDER....................................   11
         SECTION 6.2       PAYMENTS......................................................   11
         SECTION 6.3       SURVIVAL......................................................   11
         SECTION 6.4       MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT.........   11
         SECTION 6.5       REMEDIES CUMULATIVE...........................................   12
         SECTION 6.6       FURTHER ASSURANCES; COMPLIANCE WITH COVENANTS.................   12
         SECTION 6.7       NOTICES.......................................................   12
         SECTION 6.8       COUNTERPARTS..................................................   14
         SECTION 6.9       CONSTRUCTION; GOVERNING LAW...................................   14
         SECTION 6.10      SEVERABILITY..................................................   14
         SECTION 6.11      BINDING EFFECT; NO ASSIGNMENT OR DELEGATION...................   14

         EXHIBIT A FORM OF PROMISSORY NOTE...............................................  A-1
         EXHIBIT B FORM OF PLEDGE AGREEMENT..............................................  B-1
         EXHIBIT C FORM OF ASSIGNMENT....................................................  C-1
         EXHIBIT D FORM OF IRREVOCABLE PROXY.............................................  D-1


                                      (ii)

                                 LOAN AGREEMENT


                  This LOAN AGREEMENT ("Loan Agreement") is made and entered into as of the [ ] day of [ ],1997, by and between the WARWICK COMMUNITY BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN TRUST ("Borrower"), a trust forming part of the Warwick Community Bancorp, Inc. Employee Stock Ownership Plan ("ESOP"), acting through and by its Trustee, MARINE MIDLAND BANK ("Trustee"), a banking corporation organized under the laws of the State of New York and having an office at 140 Broadway, New York, New York 10005; and WARWICK COMMUNITY BANCORP, INC. ("Lender"), a corporation organized and existing under the laws of the state of Delaware, having an office at 18 Oakland Avenue, Warwick, New York 10990-0591.


                              W I T N E S S E T H :


                  WHEREAS, the Compensation Committee of the Lender ("Committee") has authorized the Borrower to purchase shares of common stock of Warwick Community Bancorp, Inc. ("Common Stock"), either directly from Warwick Community Bancorp, Inc. or in open market purchases in an amount not to exceed
[        ] shares of Common Stock or, if less, shares of Common Stock having an
aggregate purchase price of [          ] ($    );

                  WHEREAS, the Committee has further authorized the Borrower to borrow funds from the Lender for the purpose of financing authorized purchases of Common Stock; and

                  WHEREAS, the Lender is willing to make a loan to the Borrower for such purpose;

                  NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


                  The following definitions shall apply for purposes of this Loan Agreement, except to the extent that a different meaning is plainly indicated by the context:

                  SECTION 1.1 BUSINESS DAY means any day other than a Saturday, Sunday or other day on which banks are authorized or required to close under federal law or the laws of the State of New York.

                  SECTION 1.2 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 1.3 DEFAULT means an event or condition which would constitute an Event of Default. The determination as to whether an event or condition would constitute an Event of Default shall be determined without regard to any applicable requirement of notice or lapse of time.

                  SECTION 1.4 ERISA means the Employee Retirement Income Security Act of 1974, as amended (including the corresponding provisions of any succeeding law).

                  SECTION 1.5 EVENT OF DEFAULT means an event or condition described in Article 5.

                  SECTION 1.6 FISCAL YEAR means the fiscal year of Warwick Community Bancorp.

                  SECTION 1.7 INDEPENDENT COUNSEL means Thacher Proffitt & Wood or other counsel mutually satisfactory to both the Lender and the Borrower.

                  SECTION 1.8 LOAN means the loan described in section 2.1.

                  SECTION 1.9 LOAN DOCUMENTS means, collectively, this Loan Agreement, the Promissory Note and the Pledge Agreement and all other documents now or hereafter executed and delivered in connection with such documents, including all amendments, modifications and supplements of or to all such documents.

                  SECTION 1.10 PLEDGE AGREEMENT means the agreement described in section 2.8(a).

                  SECTION 1.11 PRINCIPAL AMOUNT means the face amount of the Promissory Note, determined as set forth in section 2.1(c).

                  SECTION 1.12 PROMISSORY NOTE means the promissory note described in section 2.3.

                  SECTION 1.13 REGISTER means the register described in section 2.9.



                                   ARTICLE II

                           THE LOAN; PRINCIPAL AMOUNT;
                       INTEREST; SECURITY; INDEMNIFICATION


                  SECTION 2.1 THE LOAN; PRINCIPAL AMOUNT.

                  (a) The Lender hereby agrees to lend to the Borrower such amounts, and at such times, as shall be determined under this section 2.1; provided, however, that in no event shall the aggregate amount lent under this
Loan Agreement from time to time exceed the lesser of (i) [         ] ($       )
or (ii) the aggregate amount paid by the Borrower, exclusive of commissions,
fees and other charges, to purchase [         ] shares of Common Stock.

                  (b) Subject to the limitations of section 2.1(a), the Borrower shall determine the amounts borrowed under this Agreement, and the times at which such borrowings are effected. Each such determination shall be evidenced in a writing which shall set forth the amount to be borrowed and the date on which the Lender shall disburse such amount, and such writing shall be furnished to the Lender by notice from the Borrower. The Lender shall disburse to the Borrower the amount specified in each such notice on the date specified therein or, if later, as promptly as practicable following the Lender's receipt of such notice; provided, however, that the Lender shall have no obligation to disburse funds pursuant to this Agreement following the occurrence of a Default or an Event of Default until such time as such Default or Event of Default shall have been cured.

                  (c) For all purposes of this Loan Agreement, the Principal Amount on any date shall be equal to the excess, if any, of:

                        (i) the aggregate amount disbursed by the Lender pursuant to section 2.1(b) on or before such date; over

                        (ii) the aggregate amount of any repayments of such amounts made before such date.

The Lender shall maintain on the Register a record of, and shall record on the Promissory Note, the Principal Amount, any changes in the Principal Amount and the effective date of any changes in the Principal Amount.

                  SECTION 2.2 INTEREST.

                  (a) The Borrower shall pay to the Lender interest on the Principal Amount, for the period commencing on the date of this Loan Agreement and continuing until the Principal Amount shall be paid in full at the rate of eight percent (8%) per annum. Interest payable under this Agreement shall be computed on the basis of a year of 365 days and actual days elapsed (including the first day but excluding the last) occurring in the period to which the computation relates.

                  (b) Except as otherwise provided in this section 2.2(b), accrued interest on the Principal Amount shall be payable by the Borrower quarterly in arrears commencing on the last Business Day of the first calendar quarter to end following the date of this Agreement and continuing on the last Business Day of each calendar quarter thereafter and upon the payment or prepayment of such Loan. All interest on the Principal Amount shall be paid by the Borrower in immediately available funds. The Lender shall remit to the Borrower, at least three (3) Business Days before the end of each calendar quarter, a statement of the interest payment due under section 2.2(a) for such quarter; provided, however, that a delay or failure by the Lender in providing the Borrower with such statement shall not alter the Borrower's obligation to make such payment.

                  (c) Anything in this Loan Agreement or the Promissory Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payment referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

                  SECTION 2.3 PROMISSORY NOTE.

                  The Loan shall be evidenced by a Promissory Note of the Borrower in substantially the form of Exhibit A attached hereto, dated the date hereof, payable to the order of the Lender in the Principal Amount and otherwise duly completed.

                  SECTION 2.4 PAYMENT OF TRUST LOAN.

                  (a) The Principal Amount of the Loan shall be repaid in annual installments payable on the last Business Day of each Fiscal Year ending after the date of this Agreement. The amount of each such annual installment shall be equal to a fraction of the Principal Amount on the due date of such installment, determined in accordance with the following schedule:

                   INSTALLMENT DUE ON                FRACTION OF OUTSTANDING
                  LAST BUSINESS DAY OF                  PRINCIPAL AMOUNT
                  --------------------                  ----------------
                   FISCAL YEAR ENDING
                   ------------------
                           IN
                           --
                          1997                                 1/10
                          1998                                 1/10
                          1999                                 1/10
                          2000                                 1/10
                          2001                                 1/10
                          2002                                 1/10
                          2003                                 1/10
                          2004                                 1/10
                          2005                                 1/10
                          2006                                 1/10

provided, however, that the Borrower shall not be required to make any payment of principal due to be made in any Fiscal Year to the extent that (i) following such payment, the consolidated return on average assets of Warwick Community Bancorp. Inc. for such Fiscal Year would be less than one-half of one percent (0.5%) or the consolidated return on average equity for such Fiscal Year would be less than four percent (4%) or (ii) such payment would not be deductible for federal income tax purposes for such Fiscal Year under section 404 of the Code.

                  (b) Any payment not required to made pursuant to the clause
(i) of the proviso in section 2.4(a) shall be deferred to and be payable on the earlier of the tenth (10th) anniversary of the loan origination date or the last day of the first Fiscal Year in which such proviso would not apply to alleviate a requirement of payment; and payment not required to be made pursuant to clause
(ii) of section 2.4(a) shall be deferred to and be payable on the last day of the first Fiscal Year in which such payment may be made on a tax deductible basis.

                  SECTION 2.5 PREPAYMENT.

                  The Borrower shall be entitled to prepay the Loan in whole or in part, at any time and from time to time; provided, however, that the Borrower shall give notice to the Lender of any such prepayment; and provided, further, that any partial prepayment of the Loan shall be in an amount not less than TEN THOUSAND DOLLARS ($10,000.00). Any such prepayment shall be: (a) permanent and irrevocable: (b) accompanied by all accrued interest through the date of such prepayment; (c) made without premium or penalty; and (d) applied in the inverse order of the maturity of the installments thereof unless the Lender and the Borrower agree to apply such prepayments in some other order.

                  SECTION 2.6 METHOD OF PAYMENTS.

                  (a) All payments of principal, interest, other charges (including indemnities) and other amounts payable by the Borrower hereunder shall be made in lawful money of the United States, in immediately available funds, to the Lender at the address specified in or pursuant to this Loan Agreement for notices to the Lender, not later than 3:00 P.M., New York time, on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, and except as expressly provided to the contrary herein, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and when paid, such payment shall include interest to the day on which such payment is in fact made.

                  (b) Notwithstanding anything to the contrary contained in this Loan Agreement or the Promissory Note, neither the Borrower nor the Trustee shall be obligated to make any payment, repayment or prepayment on the Promissory Note or take or refrain from taking any other action hereunder or under the Promissory Note if doing so would cause the ESOP to cease to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code or qualified under section 401(a) of the Code or cause the Borrower to cease to be a tax exempt trust under section 501(a) of the Code or if such act or failure to act would cause the Borrower or the Trustee to engage in any "prohibited transaction" as such term is defined in section 4975(c) of the Code and the regulations promulgated thereunder which is not exempted by section 4975(c)(2) or (d) of the Code and the regulations promulgated thereunder or in section 406 of ERISA and the regulations promulgated thereunder which is not exempted by section 408(b) of ERISA and the regulations promulgated thereunder; provided, however, that in each case, the Borrower or the Trustee or both, as the case may be, may act or refrain from acting pursuant to this section 2.6(b) on the basis of an opinion of Independent Counsel. The Borrower and the Trustee may consult with Independent Counsel, and any opinion of such Independent Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of Independent Counsel. Nothing contained in this section 2.6(b) shall be construed as imposing a duty on either the Borrower or the Trustee to consult with Independent Counsel. Any obligation of the Borrower or the Trustee to make any payment, repayment or prepayment on the Promissory Note or to take or refrain from taking any other act hereunder or under the Promissory Note which is excused pursuant to this section 2.6(b) shall be considered a binding obligation of the Borrower or the Trustee, or both, as the case may be, for the purposes of determining whether a Default or Event of Default has occurred hereunder or under the Promissory Note and nothing in this section 2.6(b) shall be construed as providing a defense to any remedies otherwise available upon a Default or an Event of Default hereunder (other than the remedy of specific performance).

                  SECTION 2.7 USE OF PROCEEDS OF LOAN.

                  The entire proceeds of the Loan shall be used solely for acquiring shares of Common Stock, and for no other purpose whatsoever.

                  SECTION 2.8 SECURITY.

                  (a) In order to secure the due payment and performance by the Borrower of all of its obligations under this Loan Agreement, simultaneously with the execution and delivery of this Loan Agreement by the Borrower, the Borrower shall:

                  (i) pledge to the Lender as Collateral (as defined in the Pledge Agreement), and grant to the Lender a first priority lien on and security interest in, the Common Stock purchased with the Principal Amount, by the execution and delivery to the Lender of a Pledge Agreement in the form attached hereto as Exhibit B; and

                  (ii) execute and deliver, or cause to be executed and delivered, such other agreements, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Pledge Agreement and this Loan Agreement.

                  (b) The Lender shall release from encumbrance under the Pledge Agreement and transfer to the Borrower, as of the date on which any payment or prepayment of the Principal Amount is made, a number of shares of Common Stock held as Collateral pursuant to section 6.4 of the ESOP.

                  SECTION 2.9 REGISTRATION OF THE PROMISSORY NOTE.

                  (a) The Lender shall maintain a Register providing for the registration of the Principal Amount and any stated interest and of transfer and exchange of the Promissory Note. Transfer of the Promissory Note may be effected only by the surrender of the old instrument and either the reissuance by the Borrower of the old instrument to the new holder or the issuance by the Borrower of a new instrument to the new holder. The old Promissory Note so surrendered shall be cancelled by the Lender and returned to the Borrower after such cancellation.

                  (b) Any new Promissory Note issued pursuant to section 2.9(a) shall carry the same rights to interest (unpaid and to accrue) carried by the Promissory Note so transferred or exchanged so that there will not be any loss or gain of interest on the note surrendered. Such new Promissory Note shall be subject to all of the provisions and entitled to all of the benefits of this Agreement. Prior to due presentment for registration or transfer, the Borrower may deem and treat the registered holder of any Promissory Note as the holder thereof for purposes of payment and all other purposes. A notation shall be made on each new Promissory Note of the amount of all payments of principal and interest theretofore paid.



                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER


                  The Borrower hereby represents and warrants to the Lender as follows:

                  SECTION 3.1 POWER, AUTHORITY, CONSENTS.

                  The Borrower has the power to execute, deliver and perform this Loan Agreement, the Promissory Note and the Pledge Agreement, all of which have been duly authorized by all necessary and proper corporate or other action.

                  SECTION 3.2 DUE EXECUTION, VALIDITY, ENFORCEABILITY.

                  Each of the Loan Documents, including, without limitation, this Loan Agreement, the Promissory Note and the Pledge Agreement, have been duly executed and delivered by the Borrower; and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

                  SECTION 3.3 PROPERTIES, PRIORITY OF LIENS.

                  The liens which have been created and granted by the Pledge Agreement constitute valid, first liens on the properties and assets covered by the Pledge Agreement, subject to no prior or equal lien.

                  SECTION 3.4 NO DEFAULTS, COMPLIANCE WITH LAWS.

                  The Borrower is not, to the actual knowledge of the Trustee, in default in any material respect under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it is materially affected.

                  SECTION 3.5 PURCHASES OF COMMON STOCK.

                  Upon consummation of any purchase of Common Stock by the Borrower with the proceeds of the Loan, the Borrower shall acquire valid, legal and marketable title to all of the Common Stock so purchased, free and clear of any liens, other than a pledge to the Lender of the Common Stock so purchased pursuant to the Pledge Agreement. To the actual knowledge of the Trustee, (a) neither the execution and delivery of the Loan Documents nor the performance of any obligation thereunder violates any provision of law or conflicts with or results in a breach of or creates (with or without the giving of notice or lapse of time, or both) a default under any agreement to which the Borrower is a party or by which it is bound or any of its properties is affected, and (b) no consent of any federal, state or local governmental authority, agency or other regulatory body, the absence of which could have a materially adverse effect on the Borrower or the Trustee, is or was required to be obtained in connection with the execution, delivery or performance of the Loan Documents and the transactions contemplated therein or in connection therewith, including, without limitation, with respect to the transfer of the shares of Common Stock purchased with the proceeds of the Loan pursuant thereto.



                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER


                  The Lender hereby represents and warrants to the Borrower as follows:

                  SECTION 4.1 POWER, AUTHORITY, CONSENTS.

                  The Lender has the power to execute, deliver and perform this Loan Agreement, the Pledge Agreement and all documents executed by the Lender in connection with the Loan, all of which have been duly authorized by all necessary and proper corporate or other action. No consent, authorization or approval or other action by any governmental authority or regulatory body, and no notice by the Lender to, or filing by the Lender with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Loan Agreement.

                  SECTION 4.2 DUE EXECUTION, VALIDITY, ENFORCEABILITY.

                  This Loan Agreement and the Pledge Agreement have been duly executed and delivered by the Lender; and each constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms.

                  SECTION 4.3 ESOP; CONTRIBUTIONS.

                  The ESOP and the Borrower have been duly created, organized and maintained by the Lender in compliance with all applicable laws, regulations and rulings. The ESOP qualifies as an "employee stock ownership plan" as defined in section 4975(e)(7) the Code. The ESOP provides that the Lender may make contributions to the ESOP in an amount necessary to enable the Trustee to amortize the Loan in accordance with the terms of the Promissory Note and this Loan Agreement, and the Lender will make such contributions; provided, however, that no such contributions shall be required if they would adversely affect the qualification of the ESOP under section 401(a) of the Code.

                  SECTION 4.4 TRUSTEE; COMMITTEE.

                  The Lender has taken such action as is required to be taken by it to duly appoint the Trustee and the members of the Committee. The Lender expressly acknowledges and agrees that this Loan Agreement, the Promissory Note and the Pledge Agreement are being executed by the Trustee not in its individual capacity but solely as trustee of and on behalf of the Borrower.

                  SECTION 4.5 COMPLIANCE WITH LAWS; ACTIONS.

                  Neither the execution and delivery by the Lender of this Loan Agreement or any instruments required thereby, nor compliance with the terms and provisions of any such documents by the Lender, constitutes a violation of any provision of any law or any regulation, order, writ, injunction or decree or any court or governmental instrumentality, or an event of default under any agreement, to which the Lender is a party or by which the Lender is bound or to which the Lender is subject, which violation or event of default would have a material adverse effect on the Lender. There is no action or proceeding pending or threatened against either of the ESOP or the Borrower before any court or administrative agency.

                  SECTION 4.6 EXEMPT LOAN RULES.

                  The Loan will be an "exempt loan," as that phrase is defined in Treasury Regulation section 54.4975-7 and Department of Labor Regulation section 2550.408b-3, and the transactions contemplated by the Loan Documents are not nonexempt "prohibited transactions" under section 4975 of the Code and section 406 of ERISA.

                                    ARTICLE V

                                EVENTS OF DEFAULT


                  SECTION 5.1 EVENTS OF DEFAULT UNDER LOAN AGREEMENT.

                  Each of the following events shall constitute an "Event of Default" hereunder:

                  (a) Failure to make any payment or mandatory prepayment of principal of the Promissory Note when due, or failure to make any payment of interest on the Promissory Note not later than five (5) Business Days after the date when due.

                  (b) Failure by the Borrower to perform or observe any term, condition or covenant of this Loan Agreement or of any of the other Loan Documents, including, without limitation, the Promissory Note and the Pledge Agreement; provided, however, that such failure is not cured by the Borrower within five (5) Business Days after notice of such failure is provided to the Borrower by the Lender.

                  (c) Any representation or warranty made in writing to the Lender in any of the Loan Documents or any certificate, statement or report made or delivered in compliance with this Loan Agreement, shall have been false or misleading in any material respect when made or delivered.

                  SECTION 5.2 LENDER'S RIGHTS UPON EVENT OF DEFAULT.

                  If an Event of Default under this Loan Agreement shall occur and be continuing, the Lender shall have no rights to assets of the Borrower other than: (a) contributions (other than contributions of Common Stock) that are made by the Lender to enable the Borrower to meet its obligations pursuant to this Loan Agreement and earnings attributable to the investment of such contributions and (b) "Eligible Collateral" (as defined in the Pledge Agreement); provided, however, that: (i) the value of the Borrower's assets transferred to the Lender following an Event of Default in satisfaction of the due and unpaid amount of the Loan shall not exceed the amount in default (without regard to amounts owing solely as a result of any acceleration of the Loan); (ii) the Borrower's assets shall be transferred to the Lender following an Event of Default only to the extent of the failure of the Borrower to meet the payment schedule of the Loan; and (iii) all rights of the Lender to the Common Stock purchased with the proceeds of the Loan covered by the Pledge Agreement following an Event of Default shall be governed by the terms of the Pledge Agreement.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS


                  SECTION 6.1 PAYMENTS DUE TO THE LENDER.

                  If any amount is payable by the Borrower to the Lender pursuant to any indemnity obligation contained herein, then the Borrower shall pay, at the time or times provided therefor, any such amount and shall indemnify the Lender against and hold it harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such amount. If any amounts as to which the Borrower has so indemnified the Lender hereunder shall be assessed or levied against the Lender, the Lender may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower, together with interest on each such amount as provided in section 2.2(c). Notwithstanding any other provision contained in this Loan Agreement, the covenants and agreements of the Borrower contained in this section 6.1 shall survive: (a) payment of the Promissory Note and (b) termination of this Loan Agreement.

                  SECTION 6.2 PAYMENTS.

                  All payments hereunder and under the Promissory Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Loan Agreement and the Promissory Note, subject to any applicable tax withholding requirements. Upon payment in full of the Promissory Note, the Lender shall mark such Promissory Note "Paid" and return it to the Borrower.

                  SECTION 6.3 SURVIVAL.

                  All agreements, representations and warranties made herein shall survive the delivery of this Loan Agreement and the Promissory Note.

                  SECTION 6.4 MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT.

                  No modification, amendment or waiver of or with respect to any provision of this Loan Agreement, the Promissory Note, the Pledge Agreement, or any of the other Loan Documents, nor consent to any departure from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the party against whom enforcement thereof is sought. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on a party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Loan Agreement embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  SECTION 6.5 REMEDIES CUMULATIVE.

                  Each and every right granted to the Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender or the holder of the Promissory Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the obligations under the Loan Documents shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of such obligations.

                  SECTION 6.6 FURTHER ASSURANCES; COMPLIANCE WITH COVENANTS.

                  At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the terms of this Loan Agreement, the Promissory Note, the Pledge Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

                  SECTION 6.7 NOTICES.

                  Except as otherwise specifically provided for herein, all notices, requests, reports and other communications pursuant to this Loan Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested, except for routine reports delivered in compliance with Article VI hereof which may be sent by ordinary first-class mail) or telex or facsimile, addressed as follows:

                  (a) If to the Borrower:

                            Warwick Community Bancorp, Inc.
                            Employee Stock Ownership Plan Trust
                            c/o  The Warwick Savings Bank
                            18 Oakland Avenue
                            Warwick, New York 10990-0591
                            Attention:    Mr. Timothy A. Dempsey
                                          President and Chief Executive Officer
                                          -------------------------------------
                   with copies to:

                            Marine Midland Bank
                            140 Broadway
                            New York, New York  10005
                            Attention:    Mr. Richard A. Glover
                                          Vice President
                                          ---------------------


                            Thacher Proffitt & Wood
                            Two World Trade Center
                            New York, New York  10048
                            Attention:    Douglas J. McClintock, Esq.
                                          ---------------------------



                            Helm, Shapiro, Anito & McCale, P.C.
                            20 Corporate Woods Boulevard
                            Albany, New York  12211-2350
                            Attention:    Brian P. Goldstein, Esq.
                                          ------------------------


          (b)      If to the Lender:

                            Warwick Community Bancorp, Inc.
                            18 Oakland Avenue
                            Warwick, New York 10990-0591
                            Attention:    Mr. Timothy A. Dempsey
                                          President and Chief Executive Officer
                                          -------------------------------------

                   with a copy to:


                            Thacher Proffitt & Wood
                            Two World Trade Center
                            New York, New York  10048
                            Attention:    Douglas J. McClintock, Esq.
                                          ---------------------------


Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

                  SECTION 6.8 COUNTERPARTS.

                  This Loan Agreement may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.

                  SECTION 6.9 CONSTRUCTION; GOVERNING LAW.

                  The headings used in the table of contents and in this Loan Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of any gender or of singular or plural terms shall be deemed to include uses of the other genders or plural or singular terms, as the context may require. All references in this Loan Agreement to an Article or section shall be to an Article or section of this Loan Agreement, unless otherwise specified. This Loan Agreement, the Promissory Note, the Pledge Agreement and the other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  SECTION 6.10 SEVERABILITY.

                  Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, the provisions of this Loan Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Loan Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Loan Agreement is independent, and compliance by a party with any of them shall not excuse non-compliance by such party with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Loan Agreement.

                  SECTION 6.11 BINDING EFFECT; NO ASSIGNMENT OR DELEGATION.

                  This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

                  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the date first above written.


                                        WARWICK COMMUNITY BANCORP, INC.
                                        EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                                        BY:    MARINE MIDLAND BANK, AS TRUSTEE


                                        BY:    _________________________________

                                        TITLE: _________________________________


                                        WARWICK COMMUNITY BANCORP, INC.


                                        BY:    _________________________________

                                        TITLE: _________________________________

                                    EXHIBIT A
                                TO LOAN AGREEMENT
                                 BY AND BETWEEN
                         WARWICK COMMUNITY BANCORP, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                                       AND
                         WARWICK COMMUNITY BANCORP, INC.


                             FORM OF PROMISSORY NOTE


$[        ]                                                    Warwick, New York
PRINCIPAL AMOUNT                                                [        ], 1997


                  FOR VALUE RECEIVED, the undersigned, Warwick Community Bancorp, Inc. Employee Stock Ownership Plan Trust ("Borrower"), acting by and through its Trustee, Marine Midland Bank ("Trustee"), hereby promises to pay to
the order of Warwick Community Bancorp, Inc. ("Lender") [             ($      )]
payable in accordance with the Loan Agreement made and entered into between the
Borrower and the Lender as of [          ], 1997 ("Loan Agreement") pursuant to
which this Promissory Note is issued, in ten annual installments of $[        ],
commencing on the last Business Day of December, 1997 and continuing on the last Business Day of December of each calendar year until the last Business Day of December, 2006, at which time the entire Principal Amount then outstanding and all accrued interest shall become due and payable; provided, however, that the Borrower shall not be required to make any payment of principal due to be made in any Fiscal Year to the extent that (i) following such payment, the consolidated return on average assets of Warwick Community Bancorp, Inc. for such Fiscal Year would be less than one-half of one percent (0.5%) or the consolidated return on average equity for such Fiscal Year would be less than four percent (4%) or (ii) such payment would not be deductible for federal income tax purposes for such Fiscal Year under section 404 of the Code. Any payment not required to be made pursuant to the clause (i) of the above provision shall be deferred to and be payable on the earlier of the tenth (10th) anniversary of the loan origination date or the last day of the first Fiscal Year in which such proviso would not apply to alleviate a requirement of payment; and payment not required to be made pursuant to clause (ii) of the above proviso shall be deferred to and be payable on the last day of the first Fiscal Year in which such payment may be made on a tax deductible basis.

                  This Promissory Note shall bear interest at the rate per annum set forth or established under the Loan Agreement, such interest to be payable quarterly in arrears, commencing on December 31, 1997 and thereafter on the last Business Day of each calendar quarter and upon payment or prepayment of this Promissory Note.

                  Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

                  Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender at 18 Oakland Avenue, Warwick, New York 10990-0591 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

                  Failure to make any payment of principal on this Promissory Note when due, or failure to make any payment of interest on this Promissory Note not later than five (5) Business Days after the date when due, shall constitute a default hereunder, whereupon the principal amount of and accrued interest on this Promissory Note shall immediately become due and payable in accordance with the terms of the Loan Agreement.

                  This Promissory Note is subject, in all respects, to the terms and provisions of the Loan Agreement, which is incorporated herein by this reference, and is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.



                                        WARWICK COMMUNITY BANCORP, INC.
                                        EMPLOYEE STOCK OWNERSHIP PLAN TRUST



                                        BY:  MARINE MIDLAND BANK, AS TRUSTEE
                                             AND NOT IN ANY OTHER CAPACITY



                                        BY: ____________________________________



                                        TITLE: _________________________________

                                    EXHIBIT B
                                TO LOAN AGREEMENT
                                 BY AND BETWEEN
                         WARWICK COMMUNITY BANCORP, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                                       AND
                         WARWICK COMMUNITY BANCORP, INC.


                            FORM OF PLEDGE AGREEMENT


                  This PLEDGE AGREEMENT ("Pledge Agreement") is made as of the
[   ] day of [       ], 1997, by and between the WARWICK COMMUNITY BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN TRUST, acting by and through its Trustee, MARINE MIDLAND BANK, a banking corporation organized under the laws of the State of New York and having office at 140 Broadway, New York, New York 10005 ("Pledgor"), and Warwick Community Bancorp, Inc., corporation organized and existing under the laws of the State of New York, having an office at 18 Oakland Avenue, Warwick, New York 10990-0591 ("Pledgee").


                              W I T N E S S E T H :


                  WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of a Loan Agreement of even date herewith ("Loan Agreement"), by and between the Pledgor and the Pledgee;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

                  SECTION 1. DEFINITIONS. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan
Agreement:

                  (a) Collateral shall mean the Pledged Shares and, subject to section 5 hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares and rights.

                  (b) Event of Default shall mean an event so defined in the Loan Agreement.

                  (c) Liabilities shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Loan Agreement and the Promissory Note.

                  (d) Pledged Shares shall mean all the shares of Common Stock of Warwick Community Bancorp, Inc. purchased by the Pledgor with the proceeds of the loan made by the Pledgee to the Pledgor pursuant to the Loan Agreement, but excluding any such shares previously released pursuant to section 4.

                  SECTION 2. PLEDGE. To secure the payment of and performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon, the Collateral.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor represents, warrants, and covenants to the Pledgee as follows:

                  (a) the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor;

                  (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

                  (c) this Pledge Agreement is the legal, valid, binding and enforceable obligation of the Pledgor in accordance with its terms;

                  (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such stock powers, proxies, and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request; and

                  (e) subject to the first sentence of section 4(b), the Pledgor shall not, so long as any Liabilities are outstanding, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

                  SECTION 4. ELIGIBLE COLLATERAL.

                  (a) As used herein the term "Eligible Collateral" shall mean that amount of Collateral which has an aggregate fair market value equal to the amount by which the Pledgor is in default (without regard to any amounts owing solely as the result of an acceleration of the Loan Agreement) or such lesser amount of Collateral as may be required pursuant to section 2 of this Pledge Agreement.

                  (b) The Pledged Shares shall be released from this Pledge Agreement in a manner conforming to the requirements of Treasury Regulations
Section 54.4975-7(b)(8), as the same may be from time to time amended or supplemented, and section 6.4(a) of the ESOP.

Subject to such Regulations, the Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Eligible Collateral into the name of the Pledgee or its nominee, with or without disclosing that such Eligible Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Eligible Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, (ii) release or exchange all or any part of the Eligible Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Eligible Collateral.

                  SECTION 5. DELIVERY.

                  (a) The Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement (i) an assignment by the Pledgor of all the Pledgor's rights to and interest in the Pledged Shares and (ii) an irrevocable proxy, in form and substance satisfactory to the Pledgee, signed by the Pledgor with respect to the Pledged Shares.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, and
(ii) the Pledgor shall be entitled to receive any and all cash dividends or other distributions paid in respect of the Collateral.

                  SECTION 6. EVENTS OF DEFAULT.

                  (a) If a Default or an Event of Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note and this Pledge Agreement, or by virtue of any other instrument, (i) the Pledgee may exercise, with respect to the Eligible Collateral, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or otherwise available to it and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Eligible Collateral. Written notification of intended disposition of any of the Eligible Collateral shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. Subject to section 13 below, any proceeds of any disposition of Eligible Collateral may be applied by the Pledgee to the payment of expenses in connection with the Eligible Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in Default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Eligible Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in section 1 hereof.

                  (b) In any sale of any of the Eligible Collateral after a Default or an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Eligible Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Eligible Collateral is sold in compliance with any such limitation or restriction.

                  SECTION 7. PAYMENT IN FULL. Upon the payment in full of all outstanding Liabilities, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

                  SECTION 8. NO WAIVER. No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

                  SECTION 9. BINDING EFFECT; NO ASSIGNMENT OR DELEGATION. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee (which consent shall not unreasonably be withheld). Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

                  SECTION 10. GOVERNING LAW. Except to the extent preempted by federal law, this Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York and interpreted without regard to conflicts of law principles.

                  SECTION 11. NOTICES. All notices, requests, instructions or documents hereunder shall be in writing and delivered personally or sent by United States mail, registered or certified, return receipt requested, with proper postage prepaid, as follows:

           (a)      If to the Pledgee:

                             Warwick Community Bancorp, Inc.
                             18 Oakland Avenue
                             Warwick, New York  10990-0591
                             Attention:    Mr. Timothy A. Dempsey
                                           President and Chief Executive Officer
                                           -------------------------------------
                    with a copy to:

                             Thacher Proffitt & Wood
                             Two World Trade Center, 38th Floor
                             New York, New York  10048
                             Attention:    Douglas J. McClintock, Esq.
                                           ---------------------------

           (b)      If to the Pledgor:

                             Warwick Community Bancorp, Inc.
                              Employee Stock Ownership Plan Trust
                             c/o  The Warwick Savings Bank
                             18 Oakland Avenue
                             Warwick, New York  10990-0591
                             Attention:    Mr. Timothy A. Dempsey
                                           President and Chief Executive Officer
                                           -------------------------------------

                    with copies to:

                             Marine Midland Bank
                             149 Broadway
                             New York, New York  10005
                             Attention:    Mr. Richard A. Glover
                                           Vice President
                                           --------------

                             Thacher Proffitt & Wood
                             Two World Trade Center, 38th Floor
                             New York, New York  10048
                             Attention:    Douglas J. McClintock, Esq.
                                           ---------------------------

                             Helm, Shapiro, Anito & McCale, P.C.
                             20 Corporate Woods Boulevard
                             Albany, New York 12211-2350
                             Attention:    Brian P. Goldstein, Esq.
                                           ------------------------

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third Business

Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

                  SECTION 12. INTERPRETATION. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

                  SECTION 13. CONSTRUCTION. All provisions hereof shall be construed so as to maintain (a) the ESOP as a qualified leveraged employee stock ownership plan under section 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), (b) the Trust as exempt from taxation under section 501(a) of the Code and (c) the Trust Loan as an exempt loan under section 54.4975-7(b) of the Treasury Regulations and as described in Department of Labor Regulation section 2550.408b-3.

                  IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.



                                       WARWICK COMMUNITY BANCORP, INC.
                                        EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                       BY:    MARINE MIDLAND BANK, AS TRUSTEE
                                                AND NOT IN ANY OTHER CAPACITY


                                       BY:    _________________________________


                                       TITLE: _________________________________




                                       WARWICK COMMUNITY BANCORP, INC.


                                       BY:    _________________________________


                                       TITLE: _________________________________

                                    EXHIBIT C
                                TO LOAN AGREEMENT
                                 BY AND BETWEEN
                         WARWICK COMMUNITY BANCORP, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                                       AND
                         WARWICK COMMUNITY BANCORP, INC.


                               FORM OF ASSIGNMENT



                  In consideration of the loan made by Warwick Community Bancorp, Inc. ("Lender") to the Warwick Community Bancorp, Inc. Employee Stock Ownership Plan Trust ("Borrower") pursuant to the Loan Agreement of even date herewith between the Lender and the Borrower ("Loan Agreement") and pursuant to the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, the undersigned Borrower hereby transfers, assigns and conveys to Lender, subject to the terms and provisions of the Loan Agreement, all its right, title and interest in and to those certain shares of common stock of the Lender which it shall purchase with the proceeds of the loan made pursuant to the Loan Agreement, and agrees to transfer and endorse to Lender the certificates representing such shares as and when required pursuant to the Loan Agreement or Pledge Agreement.


                                    WARWICK COMMUNITY BANCORP, INC.
                                     EMPLOYEE STOCK OWNERSHIP PLAN TRUST



                                    BY:     MARINE MIDLAND BANK, AS TRUSTEE
                                              AND NOT IN ANY OTHER CAPACITY


                                    BY:     ____________________________________


                                    TITLE:  ____________________________________

[            ], 1997

                                    EXHIBIT D
                                TO LOAN AGREEMENT
                                 BY AND BETWEEN
                         WARWICK COMMUNITY BANCORP, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                                       AND
                         WARWICK COMMUNITY BANCORP, INC.


                            FORM OF IRREVOCABLE PROXY



         In consideration of the loan made by Warwick Community Bancorp, Inc. ("Lender") to the Warwick Community Bancorp, Inc. Employee Stock Ownership Plan Trust ("Borrower") pursuant to the Loan Agreement of even date herewith between the Lender and the Borrower ("Loan Agreement") and the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, and subject to the terms and conditions of the Loan Agreement, the undersigned Borrower hereby appoints the Lender as its proxy, with power of substitution, to represent and to vote those certain shares of common stock of the Lender which it shall purchase with the proceeds of the loan made pursuant to the Loan Agreement. This proxy, when properly executed, shall be irrevocable and shall give the Lender full power and authority to vote on any and all matters for which other holders of shares of common stock of the Lender are entitled to vote.


                                    WARWICK COMMUNITY BANCORP, INC.
                                     EMPLOYEE STOCK OWNERSHIP PLAN TRUST



                                    BY:    MARINE MIDLAND BANK, AS TRUSTEE
                                             AND NOT IN ANY OTHER CAPACITY


                                    BY:    _________________________________


                                    TITLE: _________________________________

[        ], 1997